SECOND AMENDMENT TO
                          WAREHOUSING CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO WAREHOUSING CREDIT AGREEMENT (this "Amendment") is made and entered into as of April 12, 2002, by and among PLM EQUIPMENT GROWTH FUND V, a California limited partnership ("EGF V"), PLM EQUIPMENT GROWTH FUND VI, a California limited partnership ("EGF VI"), PLM EQUIPMENT GROWTH & INCOME FUND VII, a California limited partnership ("EGF VII"), PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C., a Delaware limited liability company ("Income Fund I"), and ACQUISUB, LLC, a Delaware limited liability company ("Acquisub") (EGF VI, EGF VII, Income Fund I, and Acquisub each individually being a "Borrower" and, collectively, the "Borrowers"), and PLM FINANCIAL SERVICES, INC., a Delaware corporation and the sole general partner, in the case of EGF V, EGF VI and EGF VII, and the sole manager, in the case of Income Fund I and Acquisub ("FSI"), the banks, financial institutions and institutional lenders from time to time party to the Loan Agreement (defined below) and defined as Lenders therein ("Lenders"), and COMERICA BANK-CALIFORNIA ("Bank"), successor by merger to IMPERIAL BANK not in its individual capacity, but solely as agent (in such capacity, the "Agent").

                                    RECITALS

     A. Borrowers requested and the Lenders agreed to extend and make loans available to Borrowers upon the terms and conditions contained in that certain Warehousing Credit Agreement dated as of April 13, 2001, by and among the Borrowers, FSI, Agent, and the Lenders, as amended by that First Amendment to Warehousing Credit Agreement, dated as of December 21, 2001, by and among the Borrowers, FSI, Agent and the Lenders (as the same may from time to time be further modified, amended, supplemented, restated or superseded, the "Loan Agreement"). Initially capitalized terms not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

     B. Borrowers and FSI have requested the Lenders to amend the Loan Agreement to (i) extend the Commitment Termination Date, and (ii) add EGF V as a "Borrower" under the Loan Agreement, and the Lenders are willing to do so on the terms and conditions set forth herein and in reliance on the representations and warranties set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, and to induce Agent and the Lenders to enter into this Amendment, Borrowers, FSI, EGF V, Lenders and Agent hereby agree as follows:

     SECTION 1. ADDITION OF EGF V. Each of the Borrowers, the Lenders and the Agent agrees to add EGF V as a "Borrower" under the Loan Agreement (as amended hereby) and under the other Loan Documents. EGF V hereby agrees that it will be bound by (and will comply with) all of the conditions, representations and warranties, covenants, and obligations of a "Borrower" under the Loan Agreement (as amended hereby) and the other Loan Documents, as though EGF V were a party thereunder and a signatory thereto.

     SECTION 2 AMENDMENTS TO SECTION 1.1. OF THE LOAN AGREEMENT. Section 1.1. of the Loan Agreement is hereby amended as follows.

          2.1. DEFINITION OF COMMITMENT TERMINATION DATE. The definition of "Commitment Termination Date" set forth in Section 1.1. of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

          ""COMMITMENT TERMINATION DATE" means July 11, 2002."

          2.2 DEFINITION OF EQUIPMENT GROWTH FUNDS. The definition of "Equipment Growth Funds" set forth in Section 1.1. of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

          ""EQUIPMENT GROWTH FUNDS" means any and all of EGF V, EGF VI, EGF VII and Income Fund I."

          2.3 NEW DEFINITION OF EGF V. The following definition is added to the list of definitions set forth in Section 1.1 of the Loan Agreement, inserted in its respective alphabetical sequence:

          ""EGF V" means PLM EQUIPMENT GROWTH FUND V, a California limited partnership."

          2.4 DEFINITION OF LIMITED PARTNERSHIP AGREEMENTS. The definition of "Limited Partnership Agreements" set forth in Section 1.1. of the Loan Agreement is amended to include the following clause (c) at the end thereof:

          "(c) for EGF V, the [Amended and Restated Limited Partnership Agreement dated as of December 20, 1991]."

          2.5 DEFINITION OF LOAN PARTIES. The definition of "Loan Parties" set forth in Section 1.1. of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

          "LOAN PARTIES" means EGF V, EGF VI, EGF VII, Income Fund I, Acquisub, any Marine Subsidiary, any Owner Trustee, FSI, TEC, IMI, and PLMI, and a "Loan Party" means any one of the Loan Parties."

          2.6 DEFINITION OF RESPONSIBLE OFFICER. Clause (ii) of the definition of "Responsible Officer" set forth in Section 1.1. of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

          "(ii)  Borrowers,  any  of the  President,  Chief  Executive  Officer,
Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of FSI as the sole general partner of EGF V, EGF VI or EGF VII, as the case may be, or the sole manager of Income Fund I or Acquisub, as the case may be, in each case having authority to request Advances or perform other duties required hereunder,"

          2.7 DEFINITION OF SECURITY AGREEMENTS. The definition of "Security Agreements" set forth in Section 1.1. of the Loan Agreement is amended to include the following clause (v) at the end thereof:

          "(v) the Security Agreement between EGF V and Agent, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in the Equipment being financed by EGF V under this Facility and certain related Collateral, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit N (except that any references to EGF VI therein shall be deemed to be references to EGF V for the purpose of this clause) (the "Security Agreement (EGF V)")."

          2.8  DEFINITION  OF  SUBORDINATION   AGREEMENTS.   The  definition  of
"Subordination Agreements" set forth in Section 1.1. of the Loan Agreement is amended to include the following clause (v) at the end thereof:

          "(v) the Subordination Agreement among the Subordinated Lenders, EGF V, and Agent, substantially in the form of Exhibit I-1 (except that any references to EGF VI therein shall be deemed to be references to EGF V for the purpose of this clause) (the "Subordination Agreement (EGF V)")."

     SECTION 3. OTHER AMENDMENTS TO LOAN AGREEMENT.

          3.1 SECTION 3.3.7 OF THE LOAN AGREEMENT. The words, "as the sole general partner of EGF VI and EGF VII" appearing in the first sentence of
Section 3.3.7 of the Loan Agreement are deleted and the following words are inserted in lieu thereof:

          "as the sole general partner of EGF V, EGF VI and EGF VII"

          3.2 SECTION 3.7 OF THE LOAN AGREEMENT. Section 3.7 of the Loan Agreement is amended as follows:

               (a). The words "sole general partner of any of EGF VI or EGF VII" appearing in the first sentence of Section 3.7.1 are deleted and the following words are inserted in lieu thereof:

               "sole general partner of any of EGF V, EGF VI or EGF VII";

               (b). Section 3.7 is renumbered as Section 3.8; and

               (c). Each subsection of Section 3.7 is renumbered as Section 3.8.1, 3.8.2 and 3.8.3 respectively.

          3.3 CONDITIONS TO EACH ADVANCE TO EGF V. The following is added as a new Section 3.7 to the Loan Agreement:

     "3.7 CONDITIONS TO EACH ADVANCE TO EGF V. Unless waived in writing by Requisite Lenders, the obligation of any Lender to make any Advance to EGF V (or any Marine Subsidiary or Owner Trustee of EGF V) (including the initial Advance except that the closing condition described in Section 3.7.2 shall only apply to subsequent Advances) is subject to the satisfaction of the following further conditions precedent:

          3.7.1 SECURITY AGREEMENT (EGF V). Agent shall have received the Security Agreement (EGF V) in form and substance satisfactory to Lenders, duly executed and delivered by EGF V and describing the Equipment being financed or refinanced on the date of the initial Advance to EGF V.

          3.7.2 SECURITY AGREEMENT SUPPLEMENT (EGF V). Agent shall have received a supplement to Schedule A to the Security Agreement (EGF V) in form and substance satisfactory to Lenders, duly executed and delivered by EGF V and describing the Equipment being financed or refinanced on the date of each subsequent Advance to EGF V.

          3.7.3 FINANCING STATEMENTS, ETC. At least five (5) Business Days before each Loan hereunder with respect to the financing or refinancing of Equipment by EGF V (or any Marine Subsidiary or Owner Trustee of EGF V), (i) there shall have been filed in all applicable jurisdictions Uniform Commercial Code financing statements naming EGF V (or if applicable, a Marine Subsidiary or Owner Trustee of EGF V) as "debtor" and the Agent as "secured party" (or Uniform Commercial Code financing statement amendments, as applicable) (which financing statements or financing statement amendments shall be in form and substance acceptable to the Agent) to perfect the security interest of the Agent in such Equipment and all related Collateral, (ii) there shall have been executed, filed and/or recorded in all applicable jurisdictions such other instruments or documents as the Agent deems necessary or advisable to perfect its security interest in such Equipment and all related Collateral, including without limitation, additional security agreements, ship mortgages and chattel mortgages, and (iii) Agent shall have received such Lien and judgment searches, opinions, releases, termination statements, and other documents and instruments as Agent shall reasonably request to confirm that upon the consummation of such financing or refinancing Agent shall have a first priority perfected security interest in such Equipment and all related Collateral subject to no other Liens other than Permitted Liens."

     SECTION 4. CONDITIONS PRECEDENT. The legal effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          4.1 EXECUTED AMENDMENT. Agent shall have received this Amendment duly executed and delivered by EGF V, FSI, and each Borrower, and the same shall have become effective.

          4.2 CORPORATE DOCUMENTS. Agent shall have received, in form and substance satisfactory to Lenders and their respective counsel, the following:

               (a) A certified copy of the records of all actions taken by EGF V, including all resolutions of EGF V, authorizing or relating to the execution, delivery and performance of this Amendment, the Loan Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby;

               (b) A certificate of a Responsible Officer of EGF V, stating that
(A) the limited partnership agreement, certificate of limited partnership and any other formation documents of EGF V attached to such certificate are true and accurate, remain in full force and effect and have not been amended since the date thereof and (B) EGF V is in good standing under the laws of the state of its formation and each other jurisdiction where its ownership of Property and assets or conduct of business require such qualification;

               (c) Certificates of incumbency and signature with respect to the authorized representatives of EGF V executing this Amendment and requesting Loans;

               (d) Such other documents relating to each Loan Party as Lenders may reasonably request;

          4.3 NOTES. Agent shall have received Notes, payable to each Lender, in form and substance satisfactory to Lenders, duly executed and delivered by EGF V;

          4.4   SUBORDINATION   AGREEMENT.   Agent  shall  have   received   the
Subordination Agreement (EGF V), in form and substance satisfactory to Lenders, duly executed and delivered by each Subordinated Lender and EGF V;

          4.5 MATERIAL ADVERSE EFFECT. No event that has resulted or could result in a Material Adverse Effect shall have occurred since the date of the most recent financial statements of PLMI delivered to Agent, as determined by Agent in its sole discretion; and

          4.6 PAYMENT OF FEES. Agent shall have received reimbursement from Borrowers of its costs and expenses incurred (including, without limitation, its attorneys' fees and expenses) in connection with this Amendment and the transactions contemplated hereby.

     SECTION 5. LIMITED AMENDMENT. Each of the amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be an amendment of any other term or condition of the Loan Agreement or the other Loan Documents, to prejudice any right or remedy which Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or (b) to be a consent to any future amendment.

     SECTION 6. REPRESENTATIONS AND WARRANTIES. Each of Borrower and FSI represents and warrants that its respective representations and warranties made in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment (except to the extent such specifically relate to another date). EGF V severally, as to itself, but not jointly as to the Borrowers and FSI, hereby warrants and represents to Agent and each Lender that each representation and warranty of a "Borrower" made in the Loan Documents, including without limitation, each representation and warranty set forth in Section 4.1 of the Loan Agreement is hereby incorporated herein by this reference as though such representation and warranty had been fully set forth herein, is true and complete in all material respects as of the date hereof after giving effect to this Amendment (except to the extent such representations and warranties specifically relate to another date), and agrees that each of said warranty and representation shall be deemed to continue until full, complete and indefeasible payment and performance of the Obligations and shall apply anew to each borrowing under the Loan Agreement. Each of Borrower, EGF V, and FSI further represents and warrants that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any material law or regulation or any term or provision of any other material agreement entered into by such Borrower, EGF V or FSI, as applicable.

     SECTION 7. GOVERNING LAW. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

     SECTION 8. FULL FORCE AND EFFECT; ENTIRE AGREEMENT. Except to the extent expressly provided in this Amendment, the terms and conditions of the Loan
Agreement and the other Loan Documents shall remain in full force and effect. This Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof or the extension of credit by the Lenders to the Borrowers and EGF V and/or their affiliates.

     SECTION 9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

EGF V:                  PLM EQUIPMENT GROWTH FUND V

                        BY PLM FINANCIAL SERVICES, INC.,
                        ITS GENERAL PARTNER


                        By
                          ------------------------------------------------------
                        Stephen M. Bess
                        President and Chief Executive Officer

BORROWERS:              PLM EQUIPMENT GROWTH FUND VI

                        BY PLM FINANCIAL SERVICES, INC.,
                        ITS GENERAL PARTNER


                        By
                          ------------------------------------------------------
                        Stephen M. Bess
                        President and Chief Executive Officer


                        PLM EQUIPMENT GROWTH & INCOME FUND VII

                        BY PLM FINANCIAL SERVICES, INC.,
                        ITS GENERAL PARTNER


                        By
                          ------------------------------------------------------
                        Stephen M. Bess
                        President and Chief Executive Officer


                        PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.

                        BY PLM FINANCIAL SERVICES, INC.,
                        ITS MANAGER


                        By
                          ------------------------------------------------------
                        Stephen M. Bess
                        President and Chief Executive Officer








                         ACQUISUB, LLC


                         BY PLM FINANCIAL SERVICES, INC.
                         ITS MANAGER


                         By
                           -----------------------------------------------------
                         Stephen M. Bess
                         President and Chief Executive Officer


FSI:                     PLM FINANCIAL SERVICES, INC.

                         By
                           -----------------------------------------------------
                         Stephen M. Bess
                         President and Chief Executive Officer


LENDERS:                 COMERICA BANK-CALIFORNIA,
                         successor by merger to Imperial Bank

                         By
                           -----------------------------------------------------
                         Misako Noda
                         Vice President

                         PFF BANK & TRUST

                         By
                           -----------------------------------------------------
                         Printed Name: Steve Capps
                         Title: Vice President

AGENT:                   COMERICA BANK-CALIFORNIA,
                         successor by merger to Imperial Bank


                         By
                           -----------------------------------------------------
                         Misako Noda
                         Vice President

The undersigned Guarantors under the Multiparty Guaranty dated as of April 13, 2001 (the "Guaranty") hereby consent to the terms of the foregoing amendment and acknowledge that the Guaranty remains fully effective in accordance with its terms with respect to the obligations of the Borrowers and EGF V under the Loan Agreement, as amended pursuant to this Amendment. Without limiting the foregoing, each of the undersigned agrees that all references to a "Borrower" or "Borrowers" in the Guaranty shall include EGF V.

Executed as of April 12, 2002.

                                       PLM INTERNATIONAL, INC.


                                       By:__________________________
                                       Stephen M. Bess
                                       President and Chief Executive Officer


                                       PLM FINANCIAL SERVICES, INC.


                                       By:_________________________
                                       Stephen M. Bess
                                       President and Chief Executive Officer


                                       PLM TRANSPORTATION EQUIPMENT CORPORATION


                                       By:__________________________
                                       Stephen M. Bess
                                       President and Chief Executive Officer